PHANTOM FIBER CORPORATION

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Jeffery Halloran, the CEO of Phantom Fiber Corporation. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) The Quarterly Report on Form 10QSB of the Company for the quarterly period ended March 31, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                By: /s/ Jeffery Halloran
                                                  ------------------------------
                                                  CEO

                                                Date:  May 13, 2005


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Jeffrey Halloran, the interim CFO of Phantom Fiber Corporation. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3) The Quarterly Report on Form 10QSB of the Company for the quarterly period ended March 31, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                By:  /s/ Jeffrey Halloran
                                                  ------------------------------
                                                  Interim CFO

                                                Date:   May 13, 2005


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